GE INSTITUTIONAL FUNDS

Small-Cap Equity Fund

Strategic Investment Fund

Supplement Dated September 10, 2009

To the Prospectuses Dated January 29, 2009

Small-Cap Equity Fund

1. Effective October 1, 2009, Judith A. Studer will replace David Wiederecht as the portfolio manager of Small-Cap Equity Fund. Ms. Studer is the Chief Market Strategist at GE Asset Management and she will be vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the Fund’s assets. In light of the foregoing, effective October 1, 2009, the GE Institutional Funds (the “Trust”) prospectuses dated January 29, 2009 (the “Prospectus”) is amended as follows:

A.	The following paragraph replaces in its entirety the Small-Cap Equity Fund’s portfolio management team disclosure that appears in the section entitled “About the Funds’ Portfolio Managers – Portfolio Management Teams” of the Prospectus:

“The Small-Cap Equity Fund is managed by Judith A. Studer, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Studer has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. Additional information about each sub-adviser can be found under the section entitled “About the Sub-Adviser — Small-Cap Equity Fund” later in this Prospectus.”

B.	The following paragraph replaces Ms. Studer’s portfolio management biography that appears in the section entitled “About the Funds’ Portfolio Managers – Portfolio Manager Biographies” of the Prospectus:

“Judith A. Studer is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the Small-Cap Equity Fund since October 2009, and Strategic Investment Fund since July 2004. Ms. Studer joined GE Asset Management in August 1984 and has held various positions at GE Asset Management including Senior Vice President — U.S. Equities from 1991 to 1995, Senior Vice President — International Equities from 1995 to 2006, President — Investment Strategies from July 2006 to June 2007, and President — U.S. Equities from June 2007 to July 2009.”

C.	All references to “David Wiederecht” with regard to portfolio management of the Small-Cap Equity Fund are hereby deleted in their entirety.

2. On September 9, 2009, the Board of Trustees of the Trust approved a change to the definition of small-cap companies with respect to the Small-Cap Equity Fund. Effective October 1, 2009, the following sentence will replace the third sentence in the second paragraph of the section entitled “Small-Cap Equity Fund – The Strategy” of the Prospectus:

“The Fund defines a small-cap company as one with a market capitalization that falls between (a) the bottom range of the Russell 2000® Index (Russell 2000 Index)* and (b) the greater of either the top range of the Russell 2000 Index or $3.0 billion.”

3. Effective immediately, the following sentence will replace the first sentence of the second paragraph of the section entitled “Small-Cap Equity Fund – The Strategy” of the Prospectus:

“The Fund uses a multi-sub-adviser investment strategy that combines growth, value and core investment management styles.”

Strategic Investment Fund

1. Effective October 1, 2009, David Wiederecht will no longer serve on the portfolio management team of the Strategic Investment Fund. The Strategic Investment Fund’s portfolio management team will continue to be led by Judith A. Studer, who has led the team since July 2004. In light of the foregoing, effective October 1, 2009, the Trust’s Prospectus is amended as follows:

A.	The following paragraph replaces in its entirety the Strategic Investment Fund’s portfolio management team disclosure that appears in the section entitled “About the Funds’ Portfolio Managers – Portfolio Management Teams” of the Prospectus:

“The Strategic Investment Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund, while each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective.”

B.	All references to “David Wiederecht” with regard to portfolio management of the Strategic Investment Fund are hereby deleted in their entirety.

[This supplement should be retained with your prospectus for future reference]

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